Provisions and Other Contingencies	12 Months Ended
Mar. 31, 2025
Disclosure of other provisions [abstract]
Provisions and Other Contingencies

2.6 Provisions and other contingencies

Accounting policy

2.6.1 Provisions

A provision is recognized if, as a result of a past event, the Group has a present legal or constructive obligation that is reasonably estimable, and it is probable that an outflow of economic benefits will be required to settle the obligation. Provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the liability. The Group recognizes a reimbursement asset when, and only when, it is virtually certain that the reimbursement will be received if the Group settles the obligation.

Contingent liability is a possible obligation arising from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the entity or a present obligation that arises from past events but is not recognized because it is not probable that an outflow of resources embodying economic benefits will be required to settle the obligation or the amount of the obligation cannot be measured with sufficient reliability.

a)
Post sales client support

The Group provides its clients with a fixed-period post-sales support for its fixed-price, fixed-timeframe contracts. Costs associated with such support services are accrued at the time related revenues are recorded and included in cost of sales. The Group estimates such costs based on historical experience and estimates are reviewed on a periodic basis for any material changes in assumptions and likelihood of occurrence.

b)
Onerous contracts

Provisions for onerous contracts are recognized when the expected benefits to be derived by the Group from a contract are lower than the unavoidable costs of meeting the future obligations under the contract. Provisions for estimated losses, if any, on incomplete contracts are recorded in the period in which such losses become probable based on the estimated efforts or costs to complete the contract. The provision is measured at the present value of the lower of the expected cost of terminating the contract and the expected net cost of continuing with the contract. Before a provision is established the Group recognizes any impairment loss on the assets associated with that contract.

Provision for post sales client support and other provisions:

	(Dollars in millions)
	As of
	March 31, 2025	March 31, 2024
Post sales client support and other provisions	155	215
Provision pertaining to settlement (refer to note 2.6.2)	18	—
Total provisions	173	215

Provision for post sales client support and other provisions majorly represents costs associated with providing sales support services which are accrued at the time of recognition of revenues and are expected to be utilized over a period of 1 year.

The movement in the provision for post sales client support and other provisions is as follows:

(Dollars in millions)
Year ended March 31,
2025
Balance at the beginning	215
Translation differences	—
Provision recognized / (reversed)	20
Provision utilized	(80)
Balance at the end	155

Provision for post sales client support and other provisions is included in cost of sales in the consolidated statement of comprehensive income.

As of March 31, 2025, and March 31, 2024, claims against the Group, not acknowledged as debts (excluding demands from income tax authorities- Refer to Note 2.18), amounted to $119 million (₹1,020 crore) and $95 million (₹789 crore), respectively.

2.6.2 Legal Proceedings

McCamish cybersecurity incident

In November 2023, certain systems of Infosys McCamish Systems LLC (“McCamish”), a subsidiary of Infosys BPM Limited (a wholly owned subsidiary of Infosys Limited), were encrypted by ransomware, resulting in the non-availability of certain applications and systems. McCamish initiated its incident response and engaged cybersecurity and other specialists to assist in its investigation of and response to the incident and remediation and restoration of impacted applications and systems. By December 31, 2023, McCamish, with external specialists’ assistance, substantially remediated and restored the affected applications and systems. Actions taken by McCamish included investigative analysis conducted by a third-party cybersecurity firm to determine, among other things, whether and the extent to which company or customer data was subject to unauthorized access or exfiltration. McCamish also engaged a third-party eDiscovery vendor in assessing the extent and nature of such data. McCamish in coordination with its third-party eDiscovery vendor has identified corporate customers and individuals whose information was subject to unauthorized access and exfiltration. McCamish processes personal data on behalf of its corporate customers.

From March 6, 2024 through July 25, 2024, six actions were filed in the U.S. District Court for the Northern District of Georgia against McCamish. The actions arise out of the cybersecurity incident at McCamish initially disclosed on November 3, 2023. All six actions have since been consolidated, and the consolidated class action complaint was filed on November 7, 2024, purportedly on behalf of all persons residing in the United States whose personally identifiable information was compromised in the incident, including all who were sent a notice of the incident. On December 20, 2024, the Court granted the parties’ joint motion to stay proceedings pending the parties’ efforts to resolve the lawsuit through mediation. On March 13, 2025, McCamish and the plaintiffs engaged in mediation, resulting in an in-principle agreement that sets forth the terms of a proposed settlement of the class action lawsuits against McCamish, as well as seven class action lawsuits arising out of the incident that have been filed against McCamish’s customers. On May 9, 2025, McCamish and the plaintiffs entered into a definitive settlement agreement, and the plaintiffs moved for preliminary approval of the settlement. Under the settlement terms, McCamish has agreed to pay $17.5 million into a fund to settle these matters. The settlement is subject to preliminary and final court approval. If approved, the settlement will resolve all allegations made in the class action lawsuits without admission of any liability.

McCamish has recorded an accrual of $17.5 million related to the settlement. McCamish has recognized an insurance reimbursement receivable of $17 million which has been offset against the settlement expense of $17.5 million in the Statement of Comprehensive Income. McCamish may incur additional costs including from indemnities or damages/claims, which are indeterminable at this time.

Others

Apart from legal proceedings and claims arising from the McCamish cybersecurity incident, the Group is subject to legal proceedings and claims which have arisen in the ordinary course of business. The Group’s management reasonably expects that such ordinary course legal actions, when ultimately concluded and determined, will not have a material and adverse effect on the Group’s results of operations or financial condition.